COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES

ROLLING THIRTEEN MONTH STATISTICAL DATA

(Dollars in millions)

	Sep-05	Oct-05	Nov-05	Dec-05	Jan-06	Feb-06	Mar-06	Apr-06	May-06	Jun-06	Jul-06	Aug-06	Sep-06	YTD
LOAN PRODUCTION
Number of Working Days in the Period	21	21	21	21	20	19	23	20	22	22	20	23	20	189
Average Daily Mortgage Loan Applications	$ 3,043	$ 2,806	$ 2,667	$ 2,467	$ 2,408	$ 2,505	$ 2,687	$ 2,562	$ 2,667	$ 2,731	$ 2,539	$ 2,645	$ 2,836	$ 2,624
Mortgage Loan Pipeline (loans-in-process)	$ 76,821	$ 70,644	$ 68,773	$ 59,651	$ 57,351	$ 59,336	$ 64,167	$ 63,739	$ 65,577	$ 64,979	$ 62,230	$ 64,125	$ 65,316
Commercial Real Estate Loan Pipeline (loans-in-process)	$ 558	$ 339	$ 441	$ 297	$ 308	$ 258	$ 203	$ 295	$ 204	$ 305	$ 203	$ 296	$ 227

Loan Fundings:
Consumer Markets Division	$ 14,516	$ 14,534	$ 13,656	$ 12,735	$ 10,304	$ 10,809	$ 13,513	$ 12,413	$ 14,170	$ 14,708	$ 12,978	$ 14,021	$ 12,436	$ 115,352
Wholesale Lending Division	9,360	8,206	8,171	8,607	7,141	7,159	9,349	8,419	9,083	9,283	7,786	8,193	7,229	73,642
Correspondent Lending Division	22,869	21,099	19,227	18,266	14,233	11,223	15,680	13,263	13,325	15,332	14,023	16,185	16,534	129,798
Capital Markets	2,089	2,933	1,190	4,506	955	1,746	1,306	1,943	1,996	2,674	944	1,782	1,596	14,942
Total Mortgage Loan Fundings	48,834	46,772	42,244	44,114	32,633	30,937	39,848	36,038	38,574	41,997	35,731	40,181	37,795	333,734
Commercial Real Estate Fundings	423	507	647	362	235	268	463	252	281	464	427	273	646	3,309
Total Loan Fundings	$ 49,257	$ 47,279	$ 42,891	$ 44,476	$ 32,868	$ 31,205	$ 40,311	$ 36,290	$ 38,855	$ 42,461	$ 36,158	$ 40,454	$ 38,441	$ 337,043

Countrywide Bank Mortgage Loan Fundings (1)	$ 3,899	$ 2,936	$ 3,335	$ 4,480	$ 4,183	$ 3,825	$ 4,551	$ 4,996	$ 8,050	$ 11,057	$ 11,845	$ 13,233	$ 11,706	$ 73,446

Loan Fundings in Units:
Consumer Markets Division	91,494	91,233	86,972	81,628	69,073	72,924	88,971	81,216	90,906	92,204	82,294	88,698	78,388	744,674
Wholesale Lending Division	44,704	40,184	39,158	41,380	34,735	34,947	45,660	40,501	43,783	44,785	37,798	40,740	35,448	358,397
Correspondent Lending Division	111,418	101,453	93,705	91,459	71,049	55,858	76,598	65,684	66,904	77,911	71,023	82,777	85,213	653,017
Capital Markets	8,157	10,932	4,588	17,250	3,777	6,737	4,871	7,749	7,509	9,942	3,716	6,978	5,832	57,111
Total Mortgage Loan Fundings in Units	255,773	243,802	224,423	231,717	178,634	170,466	216,100	195,150	209,102	224,842	194,831	219,193	204,881	1,813,199
Commercial Real Estate	25	29	35	28	26	24	38	32	45	66	40	39	56	366
Total Loan Fundings in Units	255,798	243,831	224,458	231,745	178,660	170,490	216,138	195,182	209,147	224,908	194,871	219,232	204,937	1,813,565

Countrywide Bank Mortgage Loan Units (1)	36,225	30,026	30,038	35,116	31,622	30,707	37,008	37,913	57,918	75,386	74,781	82,746	73,642	501,723

Mortgage Loan Fundings: (2)
Purchase	$ 22,971	$ 20,693	$ 19,409	$ 21,086	$ 14,410	$ 13,527	$ 18,412	$ 16,462	$ 18,251	$ 20,710	$ 17,228	$ 19,368	$ 17,627	$ 155,995
Non-purchase	25,863	26,079	22,835	23,028	18,223	17,410	21,436	19,576	20,323	21,287	18,503	20,813	20,168	177,739
Total Mortgage Loan Fundings	$ 48,834	$ 46,772	$ 42,244	$ 44,114	$ 32,633	$ 30,937	$ 39,848	$ 36,038	$ 38,574	$ 41,997	$ 35,731	$ 40,181	$ 37,795	$ 333,734

Mortgage Loan Fundings by Product:
Government Fundings	$ 1,032	$ 958	$ 886	$ 890	$ 856	$ 816	$ 1,206	$ 1,045	$ 1,108	$ 1,161	$ 1,047	$ 1,161	$ 1,036	$ 9,436
ARM Fundings	$ 24,011	$ 23,146	$ 21,052	$ 22,356	$ 16,835	$ 15,682	$ 19,098	$ 17,312	$ 19,508	$ 19,936	$ 16,936	$ 17,978	$ 15,486	$ 158,771
Home Equity Fundings	$ 3,818	$ 3,569	$ 3,714	$ 4,020	$ 3,476	$ 3,411	$ 4,176	$ 3,918	$ 4,226	$ 4,317	$ 3,798	$ 4,141	$ 3,766	$ 35,229
Nonprime Fundings	$ 4,036	$ 3,876	$ 3,899	$ 4,405	$ 3,042	$ 2,845	$ 3,318	$ 3,292	$ 3,807	$ 4,107	$ 3,354	$ 3,722	$ 3,058	$ 30,545

MORTGAGE LOAN SERVICING (3)
Volume	$1,047,623	$1,070,077	$1,092,104	$1,111,090	$1,126,610	$1,137,344	$1,152,651	$1,164,010	$1,179,179	$1,196,720	$1,210,919	$1,228,518	$1,244,311
Units	7,203,562	7,294,228	7,379,806	7,431,949	7,500,434	7,542,493	7,604,711	7,637,270	7,686,777	7,757,724	7,813,034	7,890,954	7,964,033

Subservicing Volume(4)	$ 27,556	$ 30,641	$ 32,265	$ 29,901	$ 29,141	$ 28,776	$ 26,172	$ 22,541	$ 22,243	$ 21,975	$ 22,012	$ 23,179	$ 20,552
Subservicing Units	256,935	267,847	268,954	261,078	247,185	250,832	238,767	216,296	212,483	209,564	207,213	209,126	193,536

Prepayments in Full	$ 21,443	$ 20,625	$ 19,125	$ 17,810	$ 13,548	$ 14,463	$ 18,992	$ 16,540	$ 19,037	$ 19,685	$ 16,934	$ 19,783	$ 16,907	$ 155,889
Bulk Servicing Acquisitions	$ 59	$ 5,462	$ 997	$ 1,686	$ 40	$ 37	$ 24	$ 16	$ 26	$ 29	$ 34	$ 534	$ 2,375	$ 3,115

Portfolio Delinquency - CHL (5)	4.03%	4.32%	4.58%	4.61%	4.42%	4.29%	3.68%	4.06%	3.91%	3.92%	4.11%	4.15%	4.50%
Foreclosures Pending - CHL (5)	0.42%	0.41%	0.43%	0.44%	0.46%	0.47%	0.47%	0.46%	0.47%	0.47%	0.48%	0.50%	0.52%

	Sep-05	Oct-05	Nov-05	Dec-05	Jan-06	Feb-06	Mar-06	Apr-06	May-06	Jun-06	Jul-06	Aug-06	Sep-06	YTD
LOAN CLOSING SERVICES (units)
Credit Reports	822,119	800,675	764,650	657,448	821,967	788,038	952,880	820,238	906,653	893,541	818,603	920,379	788,458	7,710,757
Flood Determinations	320,502	314,302	301,893	294,120	275,546	253,647	325,135	276,384	313,710	316,722	196,237	302,948	273,293	2,533,622
Appraisals	110,006	111,172	105,296	96,598	86,503	80,234	112,836	99,621	116,380	119,292	102,950	117,367	104,930	940,113
Automated Property Valuation Services	710,337	706,351	618,304	457,504	967,896	497,300	590,348	1,048,619	527,849	488,613	444,637	939,734	699,238	6,204,234
Other	15,249	14,424	15,626	15,261	15,866	15,718	18,194	12,634	18,536	17,203	15,160	19,918	17,471	150,700
Total Units	1,978,213	1,946,924	1,805,769	1,520,931	2,167,778	1,634,937	1,999,393	2,257,496	1,883,128	1,835,371	1,577,587	2,300,346	1,883,390	17,539,426

CAPITAL MARKETS
Securities Trading Volume (6)	$ 329,551	$ 270,724	$ 307,234	$ 286,037	$ 314,858	$ 292,307	$ 371,190	$ 281,690	$ 331,804	$ 320,842	$ 278,625	$ 353,106	$ 301,179	$ 2,845,601

BANKING
Banking Operations Assets (in billions)	$ 71	$ 72	$ 72	$ 73	$ 75	$ 75	$ 78	$ 79	$ 80	$ 84	$ 85	$ 87	$ 88

INSURANCE
Net Premiums Earned:
Carrier	$ 74.6	$ 70.8	$ 72.9	$ 105.6	$ 79.4	$ 73.2	$ 75.4	$ 73.1	$ 72.9	$ 83.1	$ 75.5	$ 92.1	$ 76.5	$ 701.2
Reinsurance	15.5	15.7	17.0	16.5	17.0	17.4	17.4	18.7	17.9	18.6	18.4	18.7	19.5	163.6
Total Net Premiums Earned	$ 90.1	$ 86.5	$ 89.9	$ 122.1	$ 96.4	$ 90.6	$ 92.8	$ 91.8	$ 90.8	$ 101.7	$ 93.9	$ 110.8	$ 96.0	$ 864.8

Workforce Head Count: (7) (8)
Loan Originations	30,242	30,657	30,781	30,619	30,721	30,826	31,211	31,789	32,360	32,515	32,253	32,310	32,013
Loan Servicing	7,122	7,247	7,372	7,460	7,590	7,687	7,816	7,771	7,683	7,390	7,138	7,003	6,959
Loan Closing Services	1,571	1,619	1,648	1,648	1,615	1,585	1,589	1,582	1,618	1,709	1,764	1,699	1,665
Banking	2,039	2,092	2,101	2,078	2,156	2,230	2,273	2,342	2,366	2,414	2,463	2,473	2,476
Capital Markets	653	661	673	683	699	712	726	738	779	809	842	838	858
Insurance	2,053	2,043	2,096	2,100	2,139	2,147	2,146	2,089	2,105	2,113	2,124	2,141	2,135
Global Operations	2,865	2,902	3,050	3,251	3,369	1,875	1,989	2,022	2,066	2,034	2,028	2,126	2,291
Corporate Overhead & Other	6,138	6,346	6,501	6,617	6,779	6,897	7,002	7,156	7,286	7,427	7,447	7,319	7,167
Total Workforce Head Count	52,683	53,567	54,222	54,456	55,068	53,959	54,752	55,489	56,263	56,411	56,059	55,909	55,564

Period-end Rates
10-Year U.S. Treasury Yield	4.34%	4.57%	4.49%	4.39%	4.53%	4.55%	4.86%	5.07%	5.12%	5.15%	4.99%	4.74%	4.64%
FNMA 30-Year Fixed Rate MBS Coupon	5.51%	5.80%	5.85%	5.75%	5.76%	5.73%	6.01%	6.10%	6.31%	6.37%	6.15%	5.93%	5.86%

(1)          These loans are processed for Countrywide Bank by the Company’s Mortgage Banking production divisions and are included in “Total Mortgage Loan Fundings” above. The amounts include loans funded for both investment purposes and for sale.  The Company will report the amount of such loans subsequently sold on a quarterly basis.

(2)          Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans, and stand-alone home equity loans.

(3)          Includes loans held for sale, loans held for investment, and loans serviced for others, including those under subservicing agreements.

(4)          Subservicing volume for non-Countrywide entities.

(5)          Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.

(6)          Includes trades with Mortgage Banking Segment.

(7)   Workforce Head Count includes full-time employees, contract, and temporary help.

(8)          During June 2006, certain Information Technology functions were realigned within the Company.  As a result, certain staff have been reclassified into “Corporate Overhead.”  Prior months’ workforce have been restated to reflect this realignment.

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